UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

LOGAN RIDGE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 23rd Floor New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 891-2880

Capitala Finance Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share 5.75% Convertible Notes due 2022 6.00% Notes due 2022	LRFC CPTAG CPTAL	NASDAQ Global Select Market NASDAQ Capital Market NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 21, 2021, Capitala Finance Corp. (the “Company”) announced that the Company’s Board of Directors (the “Board”) had selected Mount Logan Management LLC (“Mount Logan”), a subsidiary of Mount Logan Capital Inc. and an affiliate of BC Partners Advisors L.P. for U.S. regulatory purposes, to serve as the new investment adviser to the Company (the “Adviser Transition”), and announced that Capitala Investment Advisors, LLC, the Company’s investment adviser (“Capitala”), entered into a definitive agreement with Mount Logan and Mount Logan Capital Inc., whereby Mount Logan will acquire, subject to the satisfaction of certain closing conditions, certain assets related to Capitala’s business of providing investment management services to the Company (the “Transaction”). As described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2021 (the “Definitive Proxy Statement”), consummation of the Transaction would result in the termination of the current investment advisory agreement, dated September 24, 2013, between the Company and Capitala (the “Existing Advisory Agreement”). The closing of the Transaction (the “Closing”) was conditioned upon, among other things, the stockholders of the Company approving the new advisory agreement between Mount Logan and the Company (the “New Advisory Agreement”). The New Advisory Agreement was approved by stockholders of the Company on May 27, 2021, and the Transaction closed on July 1, 2021. On July 1, 2021, in connection with the Closing, the Company entered into the New Advisory Agreement.

The New Advisory Agreement remains in effect for a period of two years and thereafter remains in effect from year to year if approved annually by the Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, including, in either case, approval by a majority of the Company’s directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), of the Company or Mount Logan. The New Advisory Agreement will automatically terminate in the event of its assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

Subject to the few exceptions described further in the Definitive Proxy Statement, the terms of the New Advisory Agreement, including (i) the investment management services to be provided by Mount Logan to the Company thereunder, (ii) the base management fee and incentive compensation payable, (iii) the allocation of expenses between Mount Logan and the Company, (iv) the indemnification provisions thereunder and (v) the provisions regarding termination and amendment, are substantially the same as those of the Existing Advisory Agreement.

As part of the Transaction and as described in the Definitive Proxy Statement, Mount Logan also entered into a two-year contractual fee waiver (the “Fee Waiver Agreement”) with the Company to waive, to the extent necessary, any capital gains fee under the New Advisory Agreement that exceeds what would have been paid to Capitala in the aggregate over such two-year period under the Existing Advisory Agreement.

Upon the Closing and the effectiveness of the New Advisory Agreement, the Company entered into the administration agreement (the “New Administration Agreement”) with BC Partners Management LLC, an affiliate of Mount Logan for U.S. regulatory purposes (the “Administrator”). As described in the Definitive Proxy Statement, the terms of the New Administration Agreement, including the reimbursement of expenses by the Company to Mount Logan, are substantially similar to those contained in the Company’s current administration agreement with Capitala Advisors Corp. (the “Existing Administration Agreement”).

A more detailed description of the terms of the New Advisory Agreement, the Fee Waiver Agreement, and the New Administration Agreement was previously reported in the Definitive Proxy Statement. The foregoing descriptions of the New Advisory Agreement, the Fee Waiver Agreement, and the New Administration Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the New Advisory Agreement, the Fee Waiver Agreement, and the New Administration Agreement, respectively, each filed or incorporated by reference as exhibits hereto and incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

As disclosed in Item 1.01 above, as a result of the Closing of the Transactions, each of the Existing Advisory Agreement and the Existing Administration Agreement automatically terminated as of July 1, 2021, each pursuant to its terms. The description of the Transaction, the Existing Advisory Agreement and the Existing Administration Agreement set forth in Item 1.01 is hereby incorporated by reference. No termination penalties were incurred by the Company in connection with the automatic termination of the Existing Advisory Agreement or the Existing Administration Agreement.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On July 1, 2021, the Company’s Audit Committee (the “Audit Committee”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of E&Y on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2020 and 2019 and through July 1, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its audit report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y furnish the Company with a letter addressed to the SEC stating whether E&Y agrees with the above statements. A copy of E&Y’s letter dated July 1, 2021 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

The Audit Committee engaged Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm, effective immediately upon the dismissal of E&Y as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2020 and 2019 and through July 1, 2021, neither the Company nor anyone on its behalf consulted with Deloitte regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing, each of the Company’s interested directors, Joseph B. Alala III and M. Hunt Broyhill, and each of the Company’s independent directors, Larry W. Carroll, R. Charles Moyer, and H. Paul Chapman tendered his resignation from the Board, as previously described in the Definitive Proxy Statement. Upon Closing, the following persons were appointed and qualified as a director of the Board and designated in the one of the three classes of directors, and Ted Goldthorpe was appointed as Chairman of the Board:

Name	Term of Office
Robert Warshauer	Class I; Term expiring in 2023
Alexander Duka	Class I; Term expiring in 2023
George Grunebaum	Class II; Term expiring in 2021
Ted Goldthorpe	Class III; Term expiring in 2022

In connection with the foregoing, the size of the Board was reduced from five directors to four directors to account for the vacancy left as a result of the director resignations. Messrs. Duka, Grunebaum, and Warshauer were each appointed as members of the Board’s Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. There are no arrangements or understandings between any of Messrs. Duka, Grunebaum, and Warshauer and any other persons pursuant to which each was selected as a director.

In addition, as previously disclosed in the Definitive Proxy Statement, effective as of the Closing, each of the Company’s existing officers, Joseph B. Alala III, Stephen A. Arnall, and Kevin A. Koonts, resigned from their position(s), and the following persons were appointed to serve as the Company’s officers in the following capacities:

Name	Age	Position(s) Held
Ted Goldthorpe	44	Chief Executive Officer, President and Chairman of the Board
Jason Roos	42	Chief Financial Officer, Treasurer and Secretary
Patrick Schafer	35	Chief Investment Officer
David Held	51	Chief Compliance Officer

Biographical information for Messrs. Goldthorpe, Roos and Schafer was previously disclosed in the Definitive Proxy Statement.

David Held joined the Company as Chief Compliance Officer in July 2021. Since June 2021, he has served as Chief Compliance Officer, Credit for BC Partners in New York City and has served as Chief Compliance Officer of Mount Logan. Between 2015 and 2021, he served as Chief Compliance Officer of Lyxor Asset Management Inc. Prior to his role at Lyxor Asset Management Inc., between 2012 and 2014 he served as Senior Compliance Officer at American Securities LLC in New York City and between 2008 and 2012 he served as Chief Compliance Officer at AXA Investment Managers Inc. in Greenwich, CT. Prior to his career in compliance, he was a securities and regulatory attorney in private practice. Mr. Held holds a J.D. from Georgetown University Law Center.

The changes above are not the result of any disagreement with the Company regarding its operations, policies or practices. There are no current or proposed transactions between the Company and any of individuals named above or any of their respective immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC, and there are no family relationships between any of the aforementioned individuals and any director or officer of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Transaction described in Item 1.01 above, the Company changed its name from “Capitala Finance Corp.” to “Logan Ridge Finance Corporation”. The Company amended its articles of amendment and restatement, effective as of the Closing, for the sole purpose of effectuating the name change. The articles of amendment to the Company’s articles of amendment and restatement is filed with this Current Report on Form 8-K as Exhibit 3.1.

Item 5.08.	Shareholder Director Nominations.

On July 1, 2021, the Board scheduled the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) for August 20, 2021, which date is more than 30 days from the first anniversary of the date of the Company’s 2020 Annual Meeting of Stockholders that was held on April 30, 2020 (the “Prior Annual Meeting”).

Stockholders may submit proposals on matters appropriate for stockholder action, including director nominations, at the Company’s annual meetings consistent with regulations adopted by the SEC and the Company’s bylaws. Because the date of the Annual Meeting is more than 30 days from the first anniversary of the date of the Prior Annual Meeting, such stockholder proposals must be received by the Company within a reasonable time before the Company begins to print and send proxy material for the Annual Meeting. In order to be considered timely, stockholder proposals to be considered for inclusion in the Company’s proxy statement and proxy card relating to the Annual Meeting must be received by the Company no later than July 11, 2021. Any such proposal must also meet the requirements set forth in the Company’s bylaws and the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

Item 7.01.	Regulation FD Disclosure.

On July 1, 2020, the Company issued a press release announcing the completion of the Adviser Transition. A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as may be expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment

10.1	Investment Advisory Agreement, dated as of July 1, 2021, between Logan Ridge Finance Corporation and Mount Logan Management LLC

10.2	Fee Waiver Agreement, dated as of July 1, 2021, between Logan Ridge Finance Corporation and Mount Logan Management LLC

10.3	Administration Agreement, dated as of July 1, 2021, between Logan Ridge Finance Corporation and BC Partners Management LLC

16.1	Letter furnished by Ernst & Young LLP, dated July 1, 2021

99.1	Press Release, dated July 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2021	LOGAN RIDGE FINANCE CORPORATION

	By:	/s/ Jason Roos
	Name:	Jason Roos
	Title:	Chief Financial Officer